Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 USC. § 1350, As Adopted Pursuant to

§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report on Form 10-K/A of Lakeland Industries, Inc. (the “Company”) for the fiscal year ended January 31, 2016 (the “Report”), I, Christopher J. Ryan, Chief Executive Officer, President and Secretary of the Company, certify, pursuant to 18 USC. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Christopher J. Ryan
Christopher J. Ryan
Chief Executive Officer, President and Secretary

March 10, 2017